Kemper Aggressive Growth Fund
                      Kemper-Dreman High Return Equity Fund
                          Kemper Global Discovery Fund
                            Kemper International Fund
                             Kemper Technology Fund

                  Supplement to each Fund's currently effective
                      Statement of Additional Information


The following text supplements the section entitled "Purchase of Shares" or "Purchase, Repurchase and Redemption of Shares" in each Fund's Statement of Additional Information:

From September 25, 2000 through December 31, 2000 ("Special Offering Period"), for the above-listed Funds, Kemper Distributors, Inc. ("KDI"), the principal underwriter, intends to reallow to First Union the full applicable sales charge with respect to Class A shares sold during the Special Offering Period (not including Class A shares acquired at net asset value), and intends to pay to First Union an additional 50 basis point (0.50%) commission with respect to Class B and Class C shares sold during the Special Offering Period. KDI will also provide First Union with an additional 100 basis point (1.00%) commission for sales of Class A, Class B and Class C shares of the above-listed Funds during the Special Offering Period greater than the current monthly rates (as measured during the period January 1, 2000 to September 30, 2000).


November 8, 2000